Exhibit 10.2

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (as amended from time to time, this “Agreement”), dated as of March 31, 2015, by and among Desert Newco, LLC, a Delaware limited liability company (the “Company”), GoDaddy Inc., a Delaware corporation (“Pubco”), and the holders of Units (as defined below) and shares of Class B Common Stock (as defined below) from time to time party hereto (each, a “Holder”).

W I T N E S S E T H:

WHEREAS, the parties hereto desire to provide for the exchange of Units together with shares of Class B Common Stock for shares of Class A Common Stock (as defined below), in each case, on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS AND USAGE

Section 1.01 Definitions.

(a) The following terms shall have the following meanings for the purposes of this Agreement:

“Applicable Law” means, with respect to any Person, any federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority or Regulatory Agency that is binding upon or applicable to such Person or its assets, as amended unless expressly specified otherwise.

“Board” means the board of directors of Pubco.

“Business Day” means a day, other than a Saturday, Sunday or other day on which commercial banks located in Phoenix, Arizona or New York, New York are authorized or required by Applicable Law to close.

“Class A Common Stock” means Class A common stock, $0.001 par value per share, of Pubco.

“Class B Common Stock” means Class B common stock, $0.001 par value per share, of Pubco.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations promulgated thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of the Code, as the same may be adopted.

“Deliverable Common Stock” means Class A Common Stock.

“DTC” means The Depository Trust Company.

“Employee Holdco” means Desert Newco Managers, LLC.

“Employee Holdco LLC Agreement” means the Third Amended and Restated Limited Liability Agreement of Employee Holdco, as amended from time to time.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Date” means the date of receipt of the Notice of Exchange by Pubco and the Company, unless otherwise set forth in the applicable Notice of Exchange, as permitted under Section 2.02(b)(i), in which case the “Exchange Date” means either (i) the date specified in such Notice of Exchange or (ii) the date upon which the contingencies described in such Notice of Exchange are satisfied, as applicable.

“Exchange Rate” means the number of shares of Class A Common Stock for which one Paired Interest is entitled to be Exchanged under this Agreement. On the date of this Agreement, the Exchange Rate shall be one (1), subject to adjustment pursuant to Section 2.03 of this Agreement.

“Exchange Registration Holder” has the meaning assigned to it in the Registration Rights Agreement.

“Exchange Registration Statement” has the meaning assigned to it in the Registration Rights Agreement.

“Exchanging Holder” means a Holder effecting an Exchange pursuant to this Agreement.

“Governmental Authority” means any entity or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to United States federal, state, local, or municipal government, or foreign, international, multinational or other government, including any department, commission, board, agency, bureau, official or other regulatory, administrative or judicial authority thereof.

“Holdings” has the meaning assigned to it in the LLC Agreement.

“KKR” has the meaning assigned to it in the LLC Agreement.

“LLC Agreement” means the Third Amended and Restated Limited Liability Company Agreement of the Company, dated as of the date hereof, by and among the Company and each other party thereto, as amended from time to time.

“Managing Member” has the meaning assigned to it in the LLC Agreement.

“Non-Party Member” means each member of the Company who is not a party hereto as of the date of this Agreement.

“Paired Interest” means one Unit together with one share of Class B Common Stock, subject to adjustment pursuant to Section 2.03.

“Person” means an individual, a corporation, a partnership, a limited liability company, a trust, an incorporated or unincorporated association, a joint venture, a joint stock company or any other entity or body.

“Registration Rights Agreement” means that certain Amended and Restated Registration Rights Agreement, dated as of the date hereof, by and among Pubco and each other party thereto, as amended from time to time.

“Regulatory Agency” means the SEC, the Financial Industry Regulatory Authority, Inc., the Financial Services Authority, any non-U.S. regulatory agency and any other regulatory authority or body (including any state or provincial securities authority and any self-regulatory organization) with jurisdiction over the Company, Pubco or any of their respective Affiliates.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Silver Lake” has the meaning assigned to it in the LLC Agreement.

“Stockholder Agreement” means the Stockholder Agreement of Pubco, dated as of the date hereof, by and among Pubco and each other party thereto, as amended from time to time.

“Tax Receivable Agreements” has the meaning assigned to it in the LLC Agreement.

“TCV” has the meaning assigned to it in the LLC Agreement.

“Units” has the meaning assigned to it in the LLC Agreement.

(b) Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the LLC Agreement.

(c) Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Company	Preamble
e-mail	Section 4.03
Exchange	Section 2.01
Exchange Agent	Section 2.02(a)
Holder	Preamble
Notice of Exchange	Section 2.02(a)
Permitted Transferee	Section 4.01
Pubco	Preamble
Pubco Offer	Section 2.04

Section 1.02 Other Definitional and Interpretative Provisions. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law,” “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. Except to the extent otherwise expressly provided herein, all references to any Holder shall be deemed to refer solely to such Person in its capacity as such Holder and not in any other capacity.

ARTICLE II

EXCHANGE

Section 2.01 Exchange of Paired Interests for Class A Common Stock. Subject to the following sentence and Section 2.02(g), each Holder shall be entitled at any time and from time to time upon the terms and subject to the conditions hereof, to surrender Paired Interests (excluding, for the avoidance of doubt, any Paired Interest that includes a Unit that is subject to vesting) to Pubco, or the Company on behalf of Pubco, if so desired by Pubco, in an amount that includes no fewer than the lesser of (a) when aggregated with all Units exchanged by such Holder and its Affiliates on the applicable Exchange Date, 1,000 Units (subject to adjustment as provided in Section 2.03) and (b) all of the vested Units held by such Holder in exchange (such exchange, an “Exchange”) for the delivery by Pubco, or the Company on behalf of Pubco, if so desired by Pubco, to such Holder of a number of shares of Class A Common Stock that is equal to the product of the number of Paired Interests surrendered multiplied by the Exchange Rate. Subject to Section 2.02(g), the right to effect an Exchange hereunder may be exercised by an Exchange Registration Holder from time to time from and after the first anniversary of the date of the closing of the initial public offering and sale of Class A Common Stock (as contemplated by Pubco’s Registration Statement on Form S-1 (File No. 333-196615)) (or, if earlier, at any time, as may be determined by Pubco, if Pubco determines, in its sole discretion, that there is an available exemption to the registration requirements of the Securities Act or other Applicable Law or a registration statement is then in effect with respect to an Exchange by such Exchange Registration Holder), and may be exercised by any other Holder at any time and from time to time from and after the date of this Agreement.

Section 2.02 Exchange Procedures; Notices and Revocations.

(a) A Holder may exercise the right to effect an Exchange as set forth in Section 2.01 by delivering a written notice of exchange in respect of the Paired Interests to be Exchanged substantially in the form of Exhibit A hereto (the “Notice of Exchange”), duly executed by such Holder or such Holder’s duly authorized attorney, to Pubco and the Company at the address set forth in Section 4.03 during normal business hours, or if any agent for the Exchange is duly appointed and acting (the “Exchange Agent”), to the office of the Exchange Agent during normal business hours. If Units and/or the Class B Common Stock are then represented by certificates, certificate(s) representing at least the number of Units and/or Class B Common Stock being exchanged, with instrument(s) of transfer reasonably acceptable to Pubco and the Company and executed in blank, shall be delivered by the Exchanging Holder to Pubco and the Company at the address set forth in Section 4.03 during normal business hours or to the offices of the Exchange Agent during normal business hours. If such certificates have been lost, the Exchanging Holder may deliver, in lieu of such certificate(s), an affidavit of lost certificates. Pubco shall take such actions as may be required, including the issuance and sale of shares of Class A Common Stock to or for the account of the Company for the delivery to the Exchanging Holder of a number of shares of Class A Common Stock that is equal to the product of the number of Paired Interests surrendered multiplied by the Exchange Rate, to ensure the performance of the Company of its obligations under this Article II.

(b) Contingent Notice of Exchange and Revocation by Holders.

(i) A Notice of Exchange from a Holder may specify that the Exchange is to be (x) contingent (including as to the timing) upon the consummation of a purchase by another Person (whether in a tender or exchange offer, an underwritten offering or otherwise) of shares of Deliverable Common Stock into which the Paired Interests are exchangeable, or contingent (including as to timing) upon the closing of an announced merger, consolidation or other transaction or event in which the Deliverable Common Stock would be exchanged or converted or become exchangeable for or convertible into cash or other securities or property and/or (y) effective upon a specified future date.

(ii) Notwithstanding anything herein to the contrary, a Holder may withdraw or amend a Notice of Exchange, in whole or in part, prior to the effectiveness of the Exchange, at any time prior to 5:00 p.m. New York City time, on the Business Day immediately preceding the Exchange Date (or any such later time as may be required by Applicable Law) by delivery of a written notice of withdrawal to Pubco and the Company or the Exchange Agent, specifying (1) the number of withdrawn Paired Interests, (2) if any, the number of Paired Interests as to which the Notice of Exchange remains in effect and (3) if the Holder so determines, a new Exchange Date or any other new or revised information permitted in the Notice of Exchange.

(c) Each Exchange shall be deemed to be effective immediately prior to the close of business on the Exchange Date (or, if applicable, immediately prior to the completion of the offering, tender or exchange offer or other transaction in connection with which the Exchange is made contingent pursuant to clause (x) of Section 2.02(b)(i)), and the Exchanging Holder (or other Person(s) whose name or names in which the Deliverable Common Stock is to be issued) shall be deemed to be a holder of Deliverable Common Stock from and after the effectiveness of the Exchange. As promptly as practicable on or after the Exchange Date, Pubco, or the Company on behalf of Pubco, shall deliver or cause to be delivered to the Exchanging Holder (or other Person(s) whose name or names in which the Deliverable Common Stock is to be issued) the number of shares of Deliverable Common Stock deliverable upon such Exchange, registered in the name of such Holder (or other Person(s) whose name or names in which the Deliverable Common Stock is to be issued). To the extent the Deliverable Common Stock is settled through the facilities of DTC, Pubco, or the Company on behalf of Pubco, will, subject to Section 2.02(d) below, upon the written instruction of an Exchanging Holder, deliver or cause to be delivered the shares of Deliverable Common Stock deliverable to such Holder (or other Person(s) whose name or names in which the Deliverable Common Stock is to be issued), through the facilities of DTC, to the account of the participant of DTC designated by such Holder.

(d) The shares of Deliverable Common Stock issued upon an Exchange, other than any such shares issued in an Exchange subject to an Exchange Registration Statement, shall bear a legend in substantially the following form:

THE TRANSFER OF THESE SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED OTHER THAN IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (OR OTHER APPLICABLE LAW), OR AN EXEMPTION THEREFROM.

(e) If (i) any shares of Deliverable Common Stock may be sold pursuant to a registration statement that has been declared effective by the SEC, (ii) all of the applicable conditions of Rule 144 are met, or (iii) the legend (or a portion thereof) otherwise ceases to be applicable, Pubco, upon the written request of the Holder thereof shall promptly provide such Holder or its respective transferees, without any expense to such Persons (other than applicable transfer taxes and similar governmental charges, if any) with new certificates (or evidence of book-entry share) for securities of like tenor not bearing the provisions of the legend with respect to which the restriction has terminated. In connection therewith, such Holder shall provide Pubco with such information in its possession as Pubco may reasonably request in connection with the removal of any such legend.

(f) Pubco, the Company and each exchanging Holder shall bear their own respective expenses in connection with the consummation of any Exchange by such Holder, whether or not any such Exchange is ultimately consummated; provided, however, that Pubco will pay any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, further, that if any shares of Deliverable Common Stock are to be delivered in a name other than that of the Holder that requested the Exchange (or DTC or its nominee for the account of a participant of DTC that will hold the shares for the account of such Holder), then such Holder and/or the Person in whose name such shares are to be delivered shall pay to Pubco or the Company, as applicable, the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of Pubco and the Company that such tax has been paid or is not payable.

(g) Notwithstanding anything to the contrary in this Article II, a Holder shall not be entitled to effect an Exchange (and, if attempted, any such Exchange shall be void ab initio), and Pubco and the Company shall have the right to refuse to honor any request to effect an Exchange, at any time or during any period, if Pubco or the Company shall reasonably determine that such Exchange (i) would be prohibited by any Applicable Law (including the unavailability of any requisite registration statement filed under the Securities Act or any exemption from the registration requirements thereunder), provided this subsection Section 2.02(g) shall not limit Pubco or the Company’s obligations under Section 2.06(c), or (ii) would not be permitted under (x) the LLC Agreement, (y) other agreements with Pubco, the Company, Employee Holdco or any of their respective controlled Affiliates to which such Exchanging Holder may be party or (z) any written policies of Pubco, the Company or any of the Company’s subsidiaries related to unlawful or inappropriate trading applicable to its directors, officers or other personnel to which the Exchanging Holder is subject. Upon such determination, Pubco or the Company (as applicable) shall notify the Holder requesting the Exchange of such determination, which such notice shall include an explanation in reasonable detail as to the reason that the Exchange has not been honored.

Section 2.03 Adjustment.

(a) The Exchange Rate shall be adjusted accordingly if there is any subdivision (by any stock or unit split, stock or unit dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock or unit split, reclassification, reorganization, recapitalization or otherwise) of the shares of Class B Common Stock or Units that is not accompanied by a substantively identical subdivision or combination of the Class A Common Stock. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock is converted or changed into another security, securities or other property, then upon any subsequent Exchange, an Exchanging Holder shall be entitled to receive the amount of such security, securities or other property that such Exchanging Holder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, reorganization, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock is converted or changed into another security, securities or other property, this Section 2.03(a) shall continue to be applicable, mutatis mutandis, with respect to such security or other property. This Agreement shall apply to, mutatis mutandis, and all references to “Paired Interests” shall be deemed to include, any security, securities or other property of Pubco or the Company which may be issued in respect of, in exchange for or in substitution of shares of Class B Common Stock or Units, as applicable, by reason of stock or unit split, reverse stock or unit split, stock or unit dividend or distribution, combination, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction.

(b) This Agreement shall apply to the Paired Interests held by the Holders and their Permitted Transferees as of the date hereof, as well as any Paired Interests hereafter acquired by a Holder and his or her or its Permitted Transferees.

Section 2.04 Tender Offers and Other Events with Respect to Pubco. In the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to Class A Common Stock (a “Pubco Offer”) is proposed by Pubco or is proposed to Pubco or its stockholders and approved by the Board or is otherwise effected or to be effected with the consent or approval of the Board, the Holders of Paired Interests shall be permitted to participate in such Pubco Offer by delivery of a Notice of Exchange (which Notice of Exchange shall be effective immediately prior to the consummation of such Pubco Offer (and, for the avoidance of doubt, shall be contingent upon such Pubco Offer and not be effective if such Pubco Offer is not consummated)). In the case of a Pubco Offer proposed by Pubco, Pubco will use its reasonable best efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit the Holders of Paired Interests to participate in such Pubco Offer to the same extent or on an economically equivalent basis as the holders of shares of Class A Common Stock without discrimination; provided, that without limiting the generality of this sentence (and without limiting the ability of any Holder to Exchange Paired Interests at any time pursuant to the terms of this Agreement), Pubco will use its reasonable best efforts expeditiously and in good faith to ensure that such Holders may participate in each such Pubco Offer without being required to Exchange Paired Interests. For the avoidance of doubt, in no event shall the Holders of Paired Interests be entitled to receive in such Pubco Offer aggregate consideration for each Paired Interest that is greater than the consideration payable in respect of each share of Class A Common Stock in connection with a Pubco Offer (it being understood that payments under or in respect of the Tax Receivable Agreements shall not be considered part of any such consideration).

Section 2.05 Listing of Deliverable Common Stock. If the Class A Common Stock is listed on a national securities exchange, Pubco shall use its reasonable best efforts to cause all Class A Common Stock issued upon an Exchange to be listed on the same national securities exchange upon which the outstanding Class A Common Stock may be listed or traded at the time of such issuance.

Section 2.06 Deliverable Common Stock to be Issued; Class B Common Stock to be Cancelled.

(a) Pubco shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, the maximum number of shares of Deliverable Common Stock as shall be deliverable upon Exchange of all then-outstanding Paired Interests; provided, that nothing contained herein shall be construed to preclude Pubco or the Company from satisfying its obligations in respect of an Exchange by delivery of shares of Deliverable Common Stock that are held in the treasury of Pubco or any of its subsidiaries or by delivery of purchased shares of Deliverable Common Stock (which may or may not be held in the treasury of Pubco or any subsidiary thereof). Pubco and the Company represent, warrant and covenant that all shares of Deliverable Common Stock issued upon an Exchange will, upon issuance thereof, be validly issued, fully paid and non-assessable.

(b) When a Paired Interest has been Exchanged in accordance with this Agreement, (i) the share of Class B Common Stock constituting a component of such Paired Interest shall be cancelled by Pubco and the Company and (ii) the Unit constituting a component of such Paired Interest shall be deemed transferred from the Exchanging Holder to Pubco.

(c) Subject to the terms of the Registration Rights Agreement, Pubco and the Company covenant and agree to deliver shares of Deliverable Common Stock, if requested, pursuant to an effective Exchange Registration Statement with respect to any Exchange to the extent that an Exchange Registration Statement is effective and available for such shares with respect to such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any Exchange Registration Statement has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the Holders requesting such Exchange, Pubco and the Company shall use reasonable best efforts to promptly facilitate such Exchange pursuant to an available exemption from such registration requirements.

(d) Pubco agrees that it has taken all or will take such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and to be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions from, or dispositions to, Pubco of equity securities of Pubco (including derivative securities with respect thereto) and any securities that may be deemed to be equity securities or derivative securities of Pubco for such purposes that result from the transactions contemplated by this Agreement, by each officer or director of Pubco, including any director by deputization. The authorizing resolutions shall be approved by either Pubco’s Board or a committee thereof composed solely of two or more Non-Employee Directors (as defined in Rule 16b-3 under the Exchange Act) of Pubco.

Section 2.07 Distributions. No Exchange shall impair the right of the Exchanging Holder to receive any distributions payable on the Units so exchanged in respect of a record date that occurs prior to the Exchange Date for such Exchange. No adjustments in respect of dividends or distributions on any Unit will be made on the Exchange of any Paired Interest, and if the Exchange Date with respect to a Unit occurs after the record date for the payment of a dividend or other distribution on Units but before the date of the payment, then the registered Holder of the Unit at the close of business on the record date will be entitled to receive the dividend or other distribution payable on the Unit on the payment date notwithstanding the Exchange of the Paired Interests or a default in payment of the dividend or distribution due on the Exchange Date, and, for the avoidance of doubt, no Exchanging Holder shall have the right to receive any distributions (including tax distributions) on any exchanged Unit with a record date that occurs from and after any Exchange Date. For the avoidance of doubt, no Exchanging Holder shall be entitled to receive, in respect of a single record date, distributions or dividends both on Units exchanged by such Holder and on shares of Deliverable Common Stock received by such Holder in such Exchange.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations and Warranties of Pubco and of the Company.

(a) Each of Pubco and the Company represents and warrants that (i) it is a corporation or limited liability company duly incorporated or formed, as applicable, and is existing in good standing under the laws of the State of Delaware, (ii) it has all requisite corporate or limited liability company power, as applicable, and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and, in the case of Pubco, to issue the Deliverable Common Stock in accordance with the terms hereof, (iii) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby (including, in the case of Pubco, the issuance of the Deliverable Common Stock) have been duly authorized by all necessary corporate or limited liability company action on its part, as applicable, and (iv) this Agreement constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(b) Each of Pubco and the Company represents that it does not have any contracts, other agreements, duties or obligations that are inconsistent with its duties and obligations (whether or not in its capacity as Managing Member) under this Agreement and covenants that, except as expressly permitted by this Agreement, the LLC Agreement or the Stockholder Agreement, it will not enter into any contracts or other agreements or undertake or acquire any other duties or obligations that are inconsistent with such duties and obligations.

Section 3.02 Representations and Warranties of the Holders. Each Holder, severally and not jointly, represents and warrants that (i) if it is not a natural person, that it is duly incorporated or formed and, the extent such concept exists in its jurisdiction of organization, is in good standing under the laws of such jurisdiction, (ii) it has all requisite legal capacity and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, (iii) if it is not a natural person, the execution and delivery of this Agreement by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or other entity action on the part of such Holder and (iv) this Agreement constitutes a legal, valid and binding obligation of such Holder enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally. Additionally, each Holder, severally and not jointly, represents and warrants that it is aware of the restrictions on Transfer (as defined in the LLC Agreement) contained in Article VIII of the LLC Agreement.

ARTICLE IV

MISCELLANEOUS

Section 4.01 Additional Holders.

(a) To the extent that a Holder validly transfers any or all of such Holder’s Paired Interests to another Person (including by Employee Holdco to any member thereof) in a transaction in accordance with, and not in contravention of, the LLC Agreement, the Employee Holdco LLC Agreement or the Registration Rights Agreement, as applicable, then such transferee (each, a “Permitted Transferee”) shall have the right, in connection with such transaction, to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become a Holder hereunder.

(b) To the extent the Company issues Units in the future, then the holder of such Units shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such holder shall become a Holder hereunder; provided, however, that Pubco may delay the initial exercisability of the Exchange right by such new Holder to the extent Pubco in its sole discretion deems appropriate to facilitate compliance with the Securities Act.

(c) From and after the date hereof, each Non-Party Member shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Non-Party Member shall become a Holder and an Exchange Registration Holder, as applicable, for all purposes hereunder.

Section 4.02 Further Assurances. Each party hereto agrees to execute, acknowledge, deliver, file and record such further certificates, amendments, instruments and documents, and to do all such other acts and things, as may be required by law or as, in the reasonable judgment of Pubco and the Company, may be necessary or advisable to carry out the intent and purposes of this Agreement.

Section 4.03 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and received by non-automated response). All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt. All such notices, requests and other communications to any party hereunder shall be given to such party as follows:

(a)	if to Pubco or the Company to:

c/o GoDaddy Inc.

14455 North Hayden Road

Suite 219

Scottsdale, Arizona 85260

Attn:	Nima Kelly
Matt Forkner

Facsimile: 480-624-2546

Email:	nima@godaddy.com
mforkner@godaddy.com

(b)	if to KKR, addressed to it at:

c/o Kohlberg Kravis Roberts & Co. L.P.

9 West 57th Street, Suite 4200

New York, NY 10019

Attention: David Sorkin

Facsimile: (212) 750-0003

E-mail: david.sorkin@kkr.com

if to Silver Lake, addressed to it at:

c/o Silver Lake Partners

2775 Sand Hill Road, Suite 100

Menlo Park, CA 94025

Attention: Karen King

Facsimile: (650) 233-8125

E-mail: karen.king@silverlake.com

and

c/o Silver Lake Partners

9 West 57th Street, 32nd Floor

New York, NY 10019

Attention: Andrew J. Schader

Facsimile: (212) 981-3535

E-mail: andy.schader@silverlake.com

if to TCV, addressed to it at:

c/o Technology Crossover Ventures

528 Ramona Street

Palo Alto, CA 94301

Attention: Frederic D. Fenton

Facsimile: (650) 618-1989

E-mail: rfenton@tcv.com

if to Holdings, addressed to it at:

The Go Daddy Group, Inc.

c/o YAM Management LLC

15475 N 84th St

Scottsdale, AZ 85260

Attention:	Anne O’Moore
Facsimile:	(480) 393-4962
E-mail:	anne@yamholdings.com

(c) if to any other Holder, to the address and other contact information set forth in the records of Pubco or the Company from time to time, or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.

Section 4.04 Binding Effect. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns; provided, however, that (i) the Exchange Registration Holders and their respective successors and assigns are intended beneficiaries of Section 2.01, this Section 4.04 and Section 4.09, (ii) the members of Employee Holdco and their respective successors and assigns are intended beneficiaries of Section 4.01(a), this Section 4.04 and Section 4.09, and (iii) each Non-Party Member and their respective successors and assigns are intended beneficiaries of Section 4.01(c), this Section 4.04 and Section 4.09, in each case, with the right to enforce such provisions against the Company and Pubco as though such Exchange Registration Holders, such members of Employee Holdco and such Non-Party Members (and their respective successors and assigns) were parties hereto.

Section 4.05 Waiver of Jury Trial; Consent to Jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. Each party hereby irrevocably submits to the exclusive jurisdiction of the federal courts located in the State of Delaware or the Delaware Court of Chancery for the purpose of adjudicating any dispute arising hereunder. Each party hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court any objection to such jurisdiction, whether on the grounds of hardship, inconvenient forum or otherwise. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth in Section 4.03 shall be effective service of process for any action, suit or proceeding with respect to any matters to which it has submitted to jurisdiction in this Section 4.05.

Section 4.06 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 4.07 Entire Agreement. This Agreement and, as applicable, the other Reorganization Documents constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement. Nothing in this Agreement shall create any third-party beneficiary rights in favor of any Person or other party hereto.

Section 4.08 Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 4.09 Amendment. This Agreement may only be amended or modified, in whole or in part, at any time and from time to time by a written instrument signed by (i) Pubco, (ii) the Company, (iii) the Holders of Units holding a majority of the then outstanding Units of the Company, (iv) KKR, to the extent KKR is then a Holder of Units, (v) Silver Lake, to the extent Silver Lake is then a Holder of Units, (vi) TCV, to the extent TCV is then a Holder of Units and to the extent TCV’s rights or obligations under this Agreement are disproportionally adversely affected relative to any other Holder, and (vii) Holdings, to the extent Holdings is then a Holder of Units and to the extent Holdings’ rights or obligations under this Agreement are disproportionally adversely affected relative to any other Holder. In the event that this Agreement is amended, whether or not the prior written consent of any Holder is required under the foregoing sentence, Pubco or the Company shall provide a copy of such amendment to all Holders. Notwithstanding anything to the contrary in this Agreement (including this Section 4.09), (a) the execution and delivery of a joinder to this Agreement pursuant to Section 4.01 shall not require the consent of any Holder or any other party hereto and shall not be deemed to be an amendment or modification to this Agreement, (b) any amendment or modification, in whole or in part, of Section 2.01, clause (i) of Section 4.04 and this Section 4.09(b), at any time and from time to time, shall also require the consent of the holders of a majority of the issued and outstanding equity interests held by Exchange Registration Holders (calculated by reference to the Units held directly by such holders and the Units such holders’ interests in Employee Holdco are exchangeable into under the terms of the Employee Holdco LLC Agreement), (c) any amendment or modification, in whole or in part, of Section 4.01(a), clause (ii) of Section 4.04 and this Section 4.09(c), at any time and from time to time, shall also require the consent of the holders of a majority of the issued and outstanding equity interests of Employee Holdco to the extent Employee Holdco is then a Holder of Units and (d) any amendment or modification, in whole or in part, of Section 4.01(c), clause (iii) of Section 4.04 and this Section 4.09(d), at any time or from time to time, shall also require the consent of the holders of a majority of the issued and outstanding Units held by the Non-Party Members.

Section 4.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law rules of such State that would result in the application of the laws of a jurisdiction other than the State of Delaware.

Section 4.11 Tax Treatment. This Agreement shall be treated as part of the LLC Agreement as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the Units and shares of Class B Common Stock by a Holder to Pubco, and no party shall take a contrary position on any income tax return or amendment thereof.

Section 4.12 Independent Nature of Holders’ Rights and Obligations. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under hereunder. The decision of each Holder to enter into to this Agreement has been made by such Holder independently of any other Holder. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.

Section 4.13 Specific Enforcement. The parties hereto acknowledge that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

GODADDY INC.

By:	/s/ Nima Kelly

Name:	Nima Kelly

Title:	Executive Vice President and

General Counsel

DESERT NEWCO, LLC

By:	/s/ Nima Kelly

Name:	Nima Kelly

Title:	Executive Vice President, General

Counsel and Corporate Secretary

[Signature Page to the Exchange Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

HOLDERS:

THE GO DADDY GROUP, INC.

By:	/s/ Robert R. Parsons
Name:	Robert R. Parsons
Title:	Chief Executive Officer

[Signature Page to the Exchange Agreement]

KKR 2006 FUND (GDG) L.P.

By:	KKR Associates 2006 AIV L.P.,
its General Partner

By:	KKR 2006 AIV GP LLC,
its General Partner

By:	/s/ William J. Janetschek
Name:	William J. Janetschek
Title:	Vice President

OPERF CO-INVESTMENT LLC

By:	KKR Associates 2006 L.P.,
its Manager

By:	KKR 2006 GP LLC,
its General Partner

By:	/s/ William J. Janetschek
Name:	William J. Janetschek
Title:	Vice President

KKR PARTNERS III, L.P.

By:	KKR III GP LLC,
its General Partner

By:	/s/ William J. Janetschek
Name:	William J. Janetschek
Title:	Authorized Signatory

[Signature Page to the Exchange Agreement]

SLP GD INVESTORS, L.L.C.

By:	Silver Lake Partners III DE (AIV IV), L.P.,
its Managing Member

By:	Silver Lake Technology Associates III, L.P.,
its General Partner

By:	SLTA III (GP), L.L.C.,
its General Partner

By:	Silver Lake Group, L.L.C.,
its Managing Member

By:	James A. Davidson
Name:	James A. Davidson
Title:	Managing Director

[Signature Page to the Exchange Agreement]

TCV VII, L.P.

By:	Technology Crossover Management VII, L.P.,
its General Partner

By:	Technology Crossover Management VII, Ltd.,
its General Partner

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV MEMBER FUND, L.P.

By:	Technology Crossover Management VII, Ltd.,
its General Partner

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

[Signature Page to the Exchange Agreement]

DESERT NEWCO MANAGERS, LLC
By:	DESERT NEWCO, LLC

By:	/s/ Nima Kelly
Name:	Nima Kelly
Title:	Executive Vice President, General
Counsel and Corporate Secretary

[Signature Page to the Exchange Agreement]

EXHIBIT A

[FORM OF]

NOTICE OF EXCHANGE

c/o GoDaddy Inc.

14455 North Hayden Road

Suite 219

Scottsdale, Arizona 85260

Attn: Nima Kelly, Matt Forkner

Facsimile: (480) 624-2546

Email:	nima@godaddy.com
mforkner@godaddy.com

Reference is hereby made to the Exchange Agreement, dated as of March 31, 2015 ( as amended from time to time, the “Exchange Agreement”), by and among Desert Newco, LLC, a Delaware limited liability company (the “Company”), GoDaddy Inc., a Delaware corporation (“Pubco”), and the holders of Units (as defined therein) and shares of Class B Common Stock (as defined therein) from time to time party hereto (each, a “Holder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Holder hereby transfers to Pubco (or the Company, if applicable) effective as of the Exchange Date and, in the case of a contingent exchange, subject to the occurrence of the contingency set forth below, the number of shares of Class B Common Stock plus Units set forth below (together, the “Paired Interests”) in Exchange for shares of Class A Common Stock (the “Deliverable Common Stock”) to be issued in its name as set forth below, in accordance with the terms of the Exchange Agreement.

Legal Name of Holder: [                                        ]

Address:	[ ]

[ ]

[ ]

Number of Paired Interests to be Exchanged: [                                        ]1

[1]	Note to Holder: Any Exchange must include, at a minimum, the lesser of (i) 1,000 Units (subject to adjustment as provided in Section 2.03 of the Exchange Agreement) and (ii) all of the vested Units of the undersigned Holder.

Timing / Contingent Exchanges (complete either (a) or (b))

(a) Exchange Date (if other than close of business on the date of receipt by Pubco and the Company): [                                        ]

(b) If Exchange is contingent upon the occurrence of any event pursuant to clause (x) of Section 2.02(b)(i), please describe such contingency: [                                        ]

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Notice of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Notice of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Paired Interests subject to this Notice of Exchange are being transferred to Pubco (or the Company, if applicable) free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Paired Interests subject to this Notice of Exchange is required to be obtained by the undersigned for the transfer of such Paired Interests to the Company.

The undersigned hereby irrevocably constitutes and appoints any officer of Pubco or the Company as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to Pubco (or the Company, if applicable) the Paired Interests subject to this Notice of Exchange and to deliver to the undersigned the shares of Deliverable Common Stock to be delivered in Exchange therefor.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

By:
Name:
Title:

EXHIBIT B

[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of March 31, 2015 (as amended from time to time, the “Agreement”), by and among Desert Newco, LLC, a Delaware limited liability company (the “Company”), GoDaddy Inc., a Delaware corporation (“Pubco”), and the holders of Units (as defined therein) and shares of Class B Common Stock from time to time party hereto (each, a “Holder”). Capitalized terms used but not defined in this Joinder Agreement shall have the meanings given to them in the Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State that would result in the application of the laws of any other State. In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned, having acquired shares of Class B Common Stock and Units, hereby joins and enters into the Agreement. By signing and returning this Joinder Agreement to Pubco, the undersigned (i) accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Holder contained in the Agreement, with all attendant rights, duties and obligations of a Holder thereunder and (ii) makes each of the representations and warranties of a Holder set forth in Section 3.02 of the Agreement as fully as if such representations and warranties were set forth herein. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by Pubco and by the Company, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

Name:	[ ]

Address for Notices:	[ ]

[ ]

[ ]

With Copies to:	[ ]

[ ]

[ ]

[Signature Page Follows]

B-1

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Joinder Agreement to be executed and delivered by the undersigned or by its duly authorized attorney.

By:
Name:
Title:

B-2